UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2008
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31279	33-0044608
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10210 Genetic Center Drive
San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 15, 2008, the Board of Directors (the “Board”) of Gen-Probe Incorporated (“Gen-Probe”) elected Lucy Shapiro, Ph.D. as a member of the Board. Dr. Shapiro will serve as a member of the class of directors serving in office until Gen-Probe’s 2010 annual meeting of stockholders and will serve on Gen-Probe’s Nominating and Corporate Governance Committee. In connection with her election to the Board, Dr. Shapiro is expected to enter into Gen-Probe’s standard form of indemnification agreement for directors and officers, the form of which was filed with the Securities and Exchange Commission on August 14, 2002 as Exhibit 10.42 to the Company’s Amendment No. 2 to Registration Statement on Form 10.
     Dr. Shapiro, 67, currently serves as the Virginia and D.K. Ludwig Professor of Cancer Research, Associate Chair of the Department of Developmental Biology, and the Director of the Beckman Center for Molecular and Genetic Medicine at Stanford University’s School of Medicine, where she has served as a faculty member since 1989. Dr. Shapiro is a co-founder and director of Anacor Pharmaceuticals, a privately held biopharmaceutical company developing novel small-molecule therapeutics to treat infectious and inflammatory diseases. Dr. Shapiro is also co-chair of Anacor’s scientific advisory board. Dr. Shapiro is a Senior Fellow at the Institute for International Studies at Stanford University and a Fellow at the American Association for the Advancement of Sciences. From 1986 to 1989, Dr. Shapiro served as Chair of the Department of Microbiology in the College of Physicians and Surgeons of Columbia University, where she also served as a faculty member.
     Dr. Shapiro has been elected to the National Academy of Sciences, the American Academy of Microbiology, the American Academy of Arts and Sciences and the Institute of Medicine of the National Academy of Sciences for her work in the fields of molecular biology and microbiology. Dr. Shapiro was elected to the American Philosophical Society and received the Selman Waksman Award from the National Academy of Sciences in 2005. Dr. Shapiro previously served as a non-executive director of GlaxoSmithKline plc from 2001 to 2006. Dr. Shapiro received a B.A. from Brooklyn College and a Ph.D. in Molecular Biology from the Albert Einstein College of Medicine.
     The Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K. A copy of the press release announcing Dr. Shapiro’s election to the Board is filed as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.
     (d) The following exhibit is filed with this Current Report:

Exhibit Number	Description

99.1	Press Release dated May 19, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2008	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 19, 2008